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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-43716, No. 33-71920, No. 33-85776, No. 33-
67244, No. 33-69096, No. 33-74320, No. 333-02888, and No. 333-20321.


                                                       ARTHUR ANDERSEN LLP



Philadelphia, PA
                                                                March 25, 1998